Consolidated Statements of Cash Flows (EUR €) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	€ 774	€ 2,710	€ 4,077
Adjustments to reconcile net income to net cash provided by operating activities:
Write-down of inventory	173	337	375
Unrealized foreign exchange gain/(loss)	36	(48)	8
Release of inventory reserve	(630)
Depreciation and amortization	1,456	1,320	1,323
Stock based compensation	1,916	1,666	1,523
(Gain)/loss on fixed asset disposal		(14)	24
Allowance for doubtful accounts			27
Release of allowance for doubtful accounts	(27)		(251)
Provision for income taxes	117	580	397
Release of income tax provision	(91)
Changes in operating assets and liabilities:
Accounts receivable	976	(1,281)	(499)
Inventories	1,413	(919)	(1,188)
Prepaid expenses and other current and non-current assets	(358)	42	890
Accounts payable, other accrued expenses and income tax payables	(2,010)	(648)	(82)
Termination indemnities	8	(134)	(91)
Deferred Revenues	(331)	(1,210)	1,704
Net cash provided by operating activities	3,422	2,401	8,237
Cash Flows From Investing Activities:
Capital and intagible asset expenditures	(611)	(718)	(205)
Proceeds from sale of property		62
Sales of marketable securities		263
Net cash used in investing activities	(611)	(393)	(205)
Cash Flows From Financing Activities:
Proceeds from stock option exercises, net	277	77
Repayments of long-term debt	(505)	(808)	(649)
Principal payment of capital lease obligation	(21)	(70)	(67)
Net cash used in financing activities	(249)	(801)	(716)
Increase in cash and cash equivalents	2,562	1,207	7,316
Effect of exchange rate on cash and cash equivalents	(67)	41	34
Cash and cash equivalents, beginning of period	9,990	8,742	1,392
Cash and cash equivalents, end of period	12,485	9,990	8,742
Cash paid for interest	44	66	78
Cash paid for income taxes	1,011	375
Offset non-cash assets and liabilities	€ 621		€ 332